Exhibit 99.1

NEWS	MEDIA CONTACT
Sarah McHugh
FOR IMMEDIATE RELEASE	312-880-2624
smchugh@huronconsultinggroup.com

INVESTOR CONTACT
John D. Kelly
312-583-8722
investor@huronconsultinggroup.com
Huron Amends and Extends Senior Secured Credit Facility
CHICAGO - Oct. 1, 2019 - Global professional services firm Huron (NASDAQ: HURN) today announced it has amended its senior secured credit facility.
Among other items, the amended credit facility:

•	Extends the maturity date from March 23, 2023 to September 27, 2024.

•	Increases the aggregate revolving commitments from $500 million to $600 million.

•	Provides a more favorable pricing structure.

•	Provides additional covenant flexibility to support Huron's balanced approach to capital deployment.
“We are committed to driving long-term shareholder value through our focus on a sustainable growth strategy. The amended credit facility further enables us to achieve this strategy through additional capacity, greater flexibility and better pricing,” said John D. Kelly, chief financial officer of Huron. “The ongoing commitment from Bank of America Merrill Lynch and JPMorgan Chase, as well as our entire syndicate of lenders, reflects their confidence in Huron and our long-term growth strategy.”
Additional detail regarding the amended credit facility will be included in Huron’s forthcoming Current Report on Form 8-K to be filed with the Securities and Exchange Commission. The Form 8-K will be available on Huron’s website at http://ir.huronconsultinggroup.com when filed.
About Huron
Huron is a global consultancy that helps its clients drive growth, enhance performance and sustain leadership in the markets they serve. The company partners with clients to develop strategies and implement solutions that enable the transformative change its clients need to own their future. Learn more at www.huronconsultinggroup.com.
Statements in this press release that are not historical in nature, including those concerning the company’s current expectations about its future results, are “forward-looking” statements as defined in Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. Forward-looking statements are identified by words such as “may,” “should,” “expects,” “provides,”

“anticipates,” “assumes,” “can,” “will,” “meets,” “could,” “likely,” “intends,” “might,” “predicts,” “seeks,” “would,” “believes,” “estimates,” “plans,” “continues,” “guidance,” or “outlook” or similar expressions. These forward-looking statements reflect the company's current expectations about future requirements and needs, results, levels of activity, performance, or achievements. Some of the factors that could cause actual results to differ materially from the forward-looking statements contained herein include, without limitation: failure to achieve expected utilization rates, billing rates and the number of revenue-generating professionals; inability to expand or adjust our service offerings in response to market demands; our dependence on renewal of client-based services; dependence on new business and retention of current clients and qualified personnel; failure to maintain third-party provider relationships and strategic alliances; inability to license technology to and from third parties; the impairment of goodwill; various factors related to income and other taxes; difficulties in successfully integrating the businesses we acquire and achieving expected benefits from such acquisitions; risks relating to privacy, information security, and related laws and standards; and a general downturn in market conditions. These forward-looking statements involve known and unknown risks, uncertainties, and other factors, including, among others, those described under “Item 1A. Risk Factors” in Huron's Annual Report on Form 10-K for the year ended December 31, 2018, that may cause actual results, levels of activity, performance or achievements to be materially different from any anticipated results, levels of activity, performance, or achievements expressed or implied by these forward-looking statements. The company disclaims any obligation to update or revise any forward-looking statements as a result of new information or future events, or for any other reason.
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